UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2022

OLD DOMINION FREIGHT LINE, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	0-19582	56-0751714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Old Dominion Way
Thomasville, North Carolina		27360
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (336) 889-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	ODFL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2022, Old Dominion Freight Line, Inc. (the “Company”) and David S. Congdon entered into an agreement to terminate that certain Amended and Restated Employment Agreement, dated May 28, 2008 and as subsequently amended, between the Company and Mr. Congdon (the “Agreement to Terminate Employment Agreement”). Following termination of the employment agreement, which was approved by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”), Mr. Congdon remains an executive officer of the Company and continues to serve as the Company’s Executive Chairman of the Board.

In connection with the termination of the employment agreement and pursuant to the terms and conditions of the Agreement to Terminate Employment Agreement, the Committee selected Mr. Congdon to participate in the Old Dominion Freight Line, Inc. Change of Control Severance Plan for Key Executives (As Amended and Restated Effective October 31, 2018) (the “Severance Plan”), with a Termination Compensation (as such term is defined in the Severance Plan) level of two and one-half (2.5) times the sum of his Base Salary and Bonus Amount (as such terms are defined in the Severance Plan), subject to the terms and conditions of the Severance Plan. The foregoing summary of the Agreement to Terminate Employment Agreement, which contains other customary terms and conditions, is qualified in its entirety by reference to the copy of the Agreement to Terminate Employment Agreement attached hereto as Exhibit 10.17.24 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.17.24	Agreement to Terminate Amended and Restated Employment Agreement, effective August 16, 2022, by and between Old Dominion Freight Line, Inc. and David S. Congdon
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD DOMINION FREIGHT LINE, INC.

	By:	/s/ Kimberly S. Maready
Kimberly S. Maready
Vice President – Accounting & Finance
(Principal Accounting Officer)
Date: August 16, 2022